TWELFTH AMENDMENT TO CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October [___], 2019, by and among Wells Fargo BANK, National association, a national banking association, as administrative agent ("Agent") for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, and PROS, INC., a Delaware corporation ("Borrower").
WHEREAS, Borrower, Agent, and Lenders are party to that certain Credit Agreement dated as of July 2, 2012 (as has been, and may hereafter be, amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement in certain respects as set forth herein, and Agent and Lenders have agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.
2.Amendment to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)The definition of "Bank Product Obligations" set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting each reference therein to "Loan Parties or their Subsidiaries" and in each case, inserting "Parent or its Subsidiaries" in lieu thereof.
(b)The definition of "Bank Product Reserves" set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the reference therein to "Loan Parties and their Subsidiaries" and inserting "Parent and its Subsidiaries" in lieu thereof.
(c)The definition of "Hedge Obligations" set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the reference therein to "Loan Parties or their Subsidiaries" and inserting "Parent or its Subsidiaries" in lieu thereof.
3.Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of , or a consent to a departure from, any of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as modified hereby.
4.Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally), and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
5.Conditions to Effectiveness. This Amendment shall become effective (such date, the "Twelfth Amendment Effective Date") upon the satisfaction or concurrent satisfaction of each of the following conditions precedent:
(a)Agent shall have received a copy of this Amendment executed and delivered by Agent, Required Lenders and Borrower;
(b)Agent shall have received such documents, agreements and instruments as may be reasonably required by Agent in connection with this Amendment, each in form and substance reasonably satisfactory to Agent;
(c)Agent shall have received a copy of the Consent and Reaffirmation attached hereto (the "Consent and Reaffirmation"), duly authorized, executed and delivered by Parent and each Loan Party other than Borrower; and
(d)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
6.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:
(a)after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);
(b)no Default or Event of Default has occurred and is continuing; and
(c)this Amendment and the Loan Documents, as modified hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.
7.Miscellaneous.
(a)Expenses. Borrower agrees to pay on demand all reasonable documented out-of-pocket costs and expenses of Agent (including reasonable documented attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
(b)Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
8.Release.
(a)In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and, by its execution of the Consent and Reaffirmation, Parent and each Loan Party other than Borrower, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, Parent, each Loan Party other than Borrower and all such other Persons being hereinafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever
(individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above
(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

PROS, INC., a Delaware corporation
By:	________________________________________
Name:	________________________________________
Title:	________________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent and sole Lender
By:	________________________________________
Name:	________________________________________
Title:	________________________________________

CONSENT AND REAFFIRMATION
Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Twelfth Amendment to Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound by the terms of the Amendment, including Section 8 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Document to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

PROS HOLDINGS, INC., a Delaware corporation
By:	________________________________________
Name:	________________________________________
Title:	________________________________________

PROS CPQ, INC., an Illinois corporation
By:	________________________________________
Name:	________________________________________
Title:	________________________________________

PROS TRAVEL COMMERCE, INC., a Delaware corporation
By:	________________________________________
Name:	________________________________________
Title:	________________________________________